OBLIGATIONS UNDER FINANCE LEASES (Schedule of Future Minimum Lease Payments under Finance Leases) (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
Present value of net minimum lease payments
2013		7,233
2014		1,407
Total minimum lease payments		8,640
Less: Amount representing interest		(360)
Present value of net minimum lease payments		8,280
Analysis as:
Current	1,069	6,660	7,006
Non Current	260	1,620	7,750
Total capital lease obligations		8,280